                                                     Deutsche Asset Management


International Equity Fund - Class A, B and C Shares
International Equity Fund - Investment Class

Supplement dated May 31, 2002 (Replacing supplement dated April 8, 2002) to the Prospectuses dated February 28, 2002

The following replaces the `Portfolio Managers' section:

In connection with the acquisition of Zurich Scudder Investments, Inc. by Deutsche Bank AG, Deutsche Bank will be consolidating its investment operations. As part of this process, investment personnel will be placed among Deutsche advisory affiliates, and in the future the Fund's Advisor will seek approval from the Fund's Board and shareholders to enter into a new sub-advisory agreement with one such affiliate, Deutsche Asset Management Investment Services Limited (DeAMIS). During the Interim Period prior to obtaining this approval and entering into the new agreement, certain of the Fund's portfolio managers who are employees of DeAMIS will act as consultants to the Fund's Advisor under the supervision of the Fund's Advisor. The disclosure below describes the Fund's portfolio managers who are responsible for the day-to-day management of the master portfolio's investments, and the capacity in which they will serve the Fund during and after the Interim Period.

Alexander Tedder, Managing Director, Deutsche Asset Management and Co-Manager of the Fund.+

..  Head of EAFE Equity Portfolio selection team: London.
.. Joined DeAMIS, an affiliate of the advisor, in 1994 as a portfolio manager. .. Prior to that, was a European analyst (1990-1994) and representative
   (1992-1994) for Schroders.
..  12 years of investment experience.
..  Fluent in German, French, Italian and Spanish.
..  Masters in Economics and Business Administration from Freiburg University.


Clare Brody, Director, Deutsche Asset Management and Co-Manager of the Fund.+

..  Joined the investment advisor in 1993.
..  Ten years of investment industry experience.
..  Chartered Financial Analyst.
..  BS, Cornell University.


                                                      A Member of the
                                                      Deutsche Bank Group [LOGO]

Stuart Kirk, Vice President, Deutsche Asset Management and Co-Manager of the Fund.+

..  Joined Deutsche Bank AG, Paris Branch in 1995.
..  Seven years of investment industry experience.
..  Asia-Pacific analyst.
..  MA from Cambridge University.

Marc Slendebroek, Vice President, Deutsche Asset Management, and Co-Manager of the Fund.+

..  Portfolio manager for EAFE Equities: London.
..  Joined Deutsche Investment Management Americas Inc. (formerly, Zurich Scudder
   Investments, Inc.) in 1994 after five years of experience as equity analyst at Kleinwort Benson Securities and at Enskilda Securities.
..  Fluent in English, Dutch, German, Swedish and Norwegian.
..  MA from University of Leiden, Netherlands.

Joseph DeSantis, Managing Director, Deutsche Asset Management and Co-Manager of the Fund.**

..  Oversees all equity portfolio managers based in the Americas region.
..  Joined Deutsche Asset Management, Inc. (formerly, Zurich Scudder Investments,
   Inc.) in 2000.
..  Chief Investment Officer at Chase Trust Bank in Tokyo, Japan, a division of
   Chase Global Asset Management and Mutual Funds (1996-2000).
..  Head of International Equities at Chase in New York (1992-1996).
..  Positions as a portfolio manager at Chase and as the founder, later,
   Investment Strategist at Strategic Research International, Inc.
..  BA from University of Cincinnati.


+ Currently an employee of DeAMIS, serving as a Consultant to the Fund's Advisor. After the Interim Period, will serve as Co-Manager of the Fund.
**  After the Interim Period, will no longer serve as Co-Manager of the Fund.


               Please Retain This Supplement for Future Reference


BT Investment Funds
SUPPBDIEF  (05/02)
CUSIPs: 055922546
        055922538
        055922520
        055922868